Exhibit 10.3
FIRST AMENDMENT
TO
LIMITED PARTNERSHIP AGREEMENT
OF
ANSONIA APARTMENTS, L.P.
     THIS FIRST AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT, is dated as of February 1, 2002, between PB ACQUISITION CORP. (“PB”), a Nevada corporation having an address at 1775 Broadway, 23rd Floor, New York 10019 and ANSONIA LLC (“ALLC”), a limited liability company having an address at 346 Quinnipiac Street, 3rd Floor, Wallingford, CT 06492.
RECITALS
     A. PB and ALLC entered into a Limited Partnership Agreement dated as of November 25, 1997 (the “LPA”) for the Delaware limited partnership known as Ansonia Apartments, L.P. (the “Partnership”).
     B. PB and ALLC wish to amend the LPA in certain respects.
AMENDMENT
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, PB and ALLC agree as follows:
     1. Management Powers of the General Partner. The first sentence of Section 3.1.1 of the LPA is hereby deleted, and is replaced with the following:
Subject only to the consent and approval rights afforded to ALLC elsewhere in this Agreement, the General Partner shall be responsible for all decisions with respect to any matter set forth in this Agreement or otherwise affecting or arising out of the business of the Partnership, the management, operation and control of the Partnership and its day-to-day business affairs.
     2. Restrictions and Limitations on Powers of the General Partner. Section 3.2.2 of the LPA is hereby amended to add the following:
(i)	adopt or implement any operating budget for any of the properties owned or directly or indirectly by the Partnership;

(ii)	change the managing agent or materially amend the management agreement for any of the properties owned directly or indirectly by the Partnership.

     3. Participation by Limited Partners. Section 3.3.1 of the LPA is hereby amended to add the following clause to the beginning thereof:
     “Subject to the provisions of Section 3.2.2 and 8.1 of this Agreement,”
     4. No Further Modifications. Except for certain modifications to the LPA effected pursuant to a letter agreement dated as of July 15, 2001, the LPA is unmodified and in full force and effect.
     5. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the LPA.
     IN WITNESS WHEREOF, PB and ALLC have executed this Amendment as of the date first written above.

PB ACQUISITION CORP.
By:	/s/ Charles D. Rubenstein
Charles D. Rubenstein,
Executive Vice President

ANSONIA LLC
By:	/s/ Robert P. Rothenberg
Robert P. Rothenberg,
Managing Member

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